                         THE SELECT SECTOR SPDR(R) TRUST
                         SUPPLEMENT DATED APRIL 15, 2002
                      TO PROSPECTUS DATED JANUARY 28, 2002

Merrill Lynch, Pierce, Fenner & Smith Inc. ("Merrill Lynch"), the Trust's Index Compilation Agent, is implementing changes to the sector descriptions and configurations of several Select Sector Indexes. These changes are designed to reflect emerging industry/sector dynamics and to align the Select Sector Indexes more closely with recent changes to the Standard & Poor's sector definitions. The Funds' Creation and Redemption Baskets will reflect anticipated changes to the Indexes on June 21, 2002 while the changes to the benchmark Indexes and the portfolio configurations will be effective at the open of trading on June 24, 2002. Shareholders will not have to take any action if they wish to continue holding shares of the affected Funds. The changes are as follows:

1. Approximately 20% of the constituent companies included in the Funds' benchmark Select Sector Indexes will be reclassified.

2. The Consumer Services Select Sector Index will be changed to the Health Care Select Sector Index. As a result, the Consumer Services Select Sector SPDR Fund will be renamed the Health Care Select Sector SPDR Fund.

The Consumer Services Select Sector Index currently includes securities of companies involved in the following industries: entertainment and publishing, prepared foods, medical services, lodging and gaming. The Health Care Select Sector Index will only include companies involved in the health care industry, such as health care equipment and supplies, health care providers and services, biotechnology and pharmaceuticals. Non-health care companies currently within the Consumer Services Select Sector Index will be moved to other appropriate Select Sector Indexes. Similarly, health care companies currently included in other Select Sector Indexes will be moved into the Health Care Select Sector Index.

In addition to the general risks discussed in the Prospectus, the Health Care Select Sector SPDR Fund will be subject to certain specific risks associated with concentrating in companies in the health care industry. Companies in the health care sector are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. Many new products are subject to the approval of the Food and Drug Administration. The process of obtaining such approval can be long and costly. Health care companies are also subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Companies in this sector may also be susceptible to product obsolescence.

3. The Cyclical/Transportation Select Sector Index will be changed to the Consumer Discretionary Select Sector Index. As a result, the
Cyclical/Transportation Select Sector SPDR Fund will be renamed the Consumer Discretionary Select Sector SPDR Fund.

The Cyclical/Transportation Select Sector Index currently includes securities of companies involved in the following: building materials, retailers, appliances, housewares, air transportation, automotive manufacturing and shipping and trucking. The Consumer Discretionary Select Sector Index will include securities involved in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

4. The Basic Industries Select Sector Index will be renamed the Materials Select Sector Index. As a result, the Basic Industries Select Sector SPDR Fund will be renamed the Materials Select Sector SPDR Fund. The Materials Select Sector SPDR Fund will continue to invest in the following industries: chemicals, construction materials, containers and packaging, metals, mining, paper and forest products.

5. As a result of the changes described above, the Industrial Select Sector Index will include securities of airlines, marine, road and rail and transportation infrastructure companies; and, the Consumer Staples Select Sector Index will no longer hold securities of pharmaceutical companies.

6. The telecom companies currently within the Utility Select Sector Index will be moved to the Technology Select Sector Index.